SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                    F O R M  8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 15, 1996




                     The CIT Group Securitization Corporation II
                Exact name of registrant as specified in its charter)



                                      Delaware
                   (State or other jurisdiction of incorporation)



                  33-85224                      22-3328188
       (Commission File Number)           (IRS Employer Identification No.)



                    650 CIT Drive, Livingston, New Jersey  07039
                (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  (201) 740-5000



                                         N/A
           (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            On April 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.             Description                               Page

            28                Monthly Report delivered by                 3
                              the Trustee to Certificateholders
                              in connection with distributions
                                on April 15, 1996


SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE CIT GROUP/SALES FINANCING,
                                                INC., as servicer



                                          By:   /s/ Frank Garcia
                                          Name:     Frank Garcia
                                          Title:    Vice President

Dated:  April 25, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is an Executive Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York
(Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from March 1, 1996 to March 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, he has affixed hereunto his signature this 10th day of April 1996.


                                  THE CIT GROUP/SALES FINANCING, INC.


                                  BY:     /s/ Frank Garcia
                                           Frank Garcia
                                           Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                             End of Period             3/31/96
                                        Determination date             4/10/96
                                         Distribution date             4/15/96





All Payments on the Contracts                                      5,895,982.78
All Liquidation Proceeds on the Contracts with
     respect to Principal                                             32,005.50
Repurchased Contracts                                                  4,151.46
Servicer Advances                                                     94,119.48
Reimbursement of Prior Month Advances                                (81,240.95)
Transfer from Capitalized Interest Account                           344,129.02
Investment Earnings on Collection Account                                697.55



Total Amount Available for Distribution                            6,289,844.84

Distribution Amounts
1. Aggregate Note Distribution                                     5,293,274.40

2. Aggregate Certificate Distribution                                 67,031.25

    Amounts to Holder of GP Interest                                 752,808.95
    Amounts to Servicer                                              173,603.88
    Interest Payment on Cash Collateral Loan                           3,126.36

Total Distribution                                                 6,289,844.84

Interest
- --------
3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                 1,046,981.87
          (b) Certificate Interest @  5.85                            67,031.25


4. Total Distribution in respect of interest
          (a) Note Interest                                        1,046,981.87
          (b) Certificate Interest                                    67,031.25

Principal
- ---------

Beginning Outstanding Principal Balance of Notes:                232,662,638.50


5. Formula Principal Distribution Amount                           4,246,292.53

          (a) Stated Principal                                     1,346,379.59
          (b) Principal Prepayments                                2,854,780.75
          (c) Liquidated Contracts                                    41,132.44
          (d) Repurchases                                              3,999.75

6. Distribution made in respect of Principal
          (a) Note                                                 4,246,292.53
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      228,416,345.97

8.  Opening Certificate Balance                                   13,750,000.00
         Distribution made in respect of Principal
         Certificate                                                       0.00
      Closing Certificate Balance                                 13,750,000.00

                         The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT


Contract Pool                                  Number                Amount
- -------------                                  ------                ------

9.   Closing Pool Balance                      7,982             203,241,308.19
10.  Note Pool Factor                                                   0.96684
11.  Certificate Pool Factor                                            1.00000


Delinquency Information                         Number                Amount
- -----------------------                         ------                ------

12. Delinquent Contracts
          (a) 31-59 Days                          27                 649,922.64
          (b) 60-89 Days                           5                 223,975.80
          (c) 90 Days or more                      0                          0


13. Repossessed Contracts                          0                          0
14. Repossessed Contracts Remaining in
          Inventory                                0                          0

Miscellaneous
- -------------

15. Monthly Servicing Fee  (Includ. Amount of Investment
     Earnings on amounts on deposit in the Collection
     Account)                                                        173,603.88

16.  Amount of Servicer Fee Paid                                     173,603.88

17.  Opening Balance of Cash Collateral Account                    5,544,284.36
     Principal Prepayment to Cash Collateral Depositor               (95,541.58)
     Deposit to Cash Collateral Account                                      --
     Available Balance of Cash Collateral Account at
        the End of the current Period                              5,448,742.78
     Required Cash Collateral Amount                               5,448,742.78

18.   Opening Balance of funds on deposit in the Pre-Funding
        Account                                                   68,255,035.00
      Monthly interest on Pre-Funding Account                        147,388.27
      Transfer of funds from Pre-Funding Account for Subsequent
        Contract                                                  29,329,997.51
      Transfer of funds from Pre-Funding Account to Capitalized
        Interest Account                                            (147,388.27)
      Transfer of funds from Pre-Funding Account to
        Available for Principal Distribution                                0.0
                                                                  38,925,037.49

19.  Weighted Average Contract Rate of  all Outstanding
       Contracts                                                         10.01%
     Weighted Average Remaining Term to Maturity Rate of  all
       Outstanding Contracts                                             146.95

20.  Number of Subsequent Contracts                                       1,120

21.  Aggregate Principal Balance of Subsequent Contracts          29,329,997.51

22.  Number of Subsequent Contracts Purchased since the preceding
          Distribution Date                                               1,120

23.  Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution
      Date                                                        29,329,997.51

24.  Opening  Balance in the Capitalized Interest Account            196,120.90
     Monthly interest on Capitalized Interest Account                    619.85
     Transfer of funds from Pre-Funding Account to
     Capitalized Interest Account                                    147,388.27
     Transfer of funds from Capitalized Interest Account to
         available for distribution                                 (344,129.02)
     Ending  Balance in the Capitalized Interest Account                 --

25.  Amount of Monthly Advances by Servicer                           92,127.34

26.  Amount of Non-Reimbursable Payments by Servicer                   1,992.14

25.  Amounts to Holder of GP Interest                                752,808.95